UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549
                      ____________________

                            FORM 8-K

                         CURRENT REPORT
 Pursuant to Section 13 or 15 (d) of the Securities Exchange
Act
                             of 1934


                 Date of Report:  August 11, 2005
                (Date of earliest event reported)

                        POKER TV NETWORK INC
     (Exact name of registrant as specified in its charter)


       Nevada                 000-23085            20-3102617

    (State or other          (Commission         (IRS Employer
    jurisdiction of
    incorporation)           File Number)    Identification No.)


  2620 S. MARYLAND PARKWAY SUITE 181 LAS VEGAS,      89109
                   NEVADA
  (Address of principal executive offices)         (Zip Code)

                         (702) 445-1393
      (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

 Written communications pursuant to Rule 425 under the Securities
Act (17 CFR 230.425)

  Soliciting material pursuant to Rule 14a-12 under the  Exchange
Act (17 CFR 240.14a-12)

  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

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Item 2.01 Completion of Acquisition or Disposition of Assets


            On August 11, 2005, Poker TV Network completed its merger with TechSecure Partners Inc., a publicly traded Nevada Corporation. The newly merged corporation will retain the "Poker TV Network" name.
Concurrent with this merger and name change, the company's shares will now trade under the symbol PKTV.


Item 9.01      Financial Statements and Exhibits.

          (c)  Exhibits.

               The following exhibits are filed as part of this Report:


               Exhibit   Description
               Number

               EX-99.1   Press Release 8-11-2005


                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 POKER TV NETWORK
                                 (Registrant)


                                 By:  /s/ Edward Wolff
                               ----------------------
                                        Edward Wolff
Date:  August 23, 2005                  CFO/Secretary